Exhibit 99.1

North Atlantic Acquisition Corporation and TeleSign Announce Public Filing of Registration Statement on Form S-4 in Connection with Proposed Business Combination

NEW YORK, Mar. 21, 2022 /PRNewsWire/ -- North Atlantic Acquisition Corporation (NASDAQ: NAAC) ("NAAC"), a blank check company formed for the purpose of effecting a business combination with a company with global ambition, today announced the public filing with the U.S. Securities and Exchange Commission ("SEC") of a registration statement on Form S-4 (the "Registration Statement") by NAAC Holdco, Inc. (“Holdco”) relating to NAAC’s previously announced proposed business combination with TeleSign, a pioneer and leader in connecting, protecting and defending the world's leading brands and their customers as they engage in the digital economy.

NAAC previously announced a confidential submission with the U.S. Securities and Exchange Commission of a draft of the Registration Statement on January 7, 2022.

The Registration Statement contains a preliminary proxy statement/prospectus in connection with the previously announced business combination between NAAC and TeleSign. Although the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about NAAC and TeleSign, as well as the proposed business combination.

The transaction, which has been approved by the boards of directors of TeleSign, Proximus Group and NAAC, is expected to close in Q2 2022, subject to, among other things, SEC review, approval of NAAC shareholders and regulatory approvals, and the satisfaction of other customary closing conditions.

About North Atlantic Acquisition Corporation

NAAC is a blank check company, also commonly referred to as a SPAC, formed for the purpose of effecting a business combination with a company with global ambition, with a primary focus on the consumer, industrials and TMT sectors in Europe or North America, where its Board of Directors has multiple decades of experience.

About TeleSign

TeleSign provides continuous trust to leading global enterprises by connecting, protecting and proactively defending their digital identities. TeleSign verifies over 5 billion unique phone numbers a month, representing half of the world's mobile users, and provides critical insight into the remaining billions. The company's powerful AI and extensive data science deliver identity with a unique combination of speed, accuracy and global reach. TeleSign solutions prevent fraud, secure communications and enable the digital economy by allowing companies and customers to engage with confidence. Learn more at www.telesign.com and follow us on Twitter at @TeleSign.

Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed business combination between NAAC and TeleSign, the estimated or anticipated future results and benefits of the combined company following the proposed business combination, including the likelihood and ability of the parties to successfully consummate the proposed business combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of NAAC's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of NAAC and TeleSign. These statements are subject to a number of risks and uncertainties regarding NAAC's businesses and the proposed business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the proposed business combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; the risk that the approval of the shareholders of NAAC or TeleSign for the potential transaction is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of NAAC or TeleSign; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by NAAC's shareholders; the inability to obtain or maintain the listing of the post-acquisition company's securities on Nasdaq following the proposed business combination; costs related to the proposed business combination; and those factors discussed in NAAC's filings with the SEC, including the initial public offering prospectus, which was filed with the SEC on January 21, 2021, in NAAC's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in NAAC's Quarterly Report on Form 10-Q for the period ended September 30, 2021, and other filings with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that NAAC presently does not know or that NAAC currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide NAAC's expectations, plans or forecasts of future events and views as of the date of this communication. NAAC anticipates that subsequent events and developments will cause NAAC's assessments to change. However, while NAAC may elect to update these forward-looking statements at some point in the future, NAAC specifically disclaims any obligation to do so, except as otherwise required by applicable securities laws. These forward-looking statements should not be relied upon as representing NAAC's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed business combination, Holdco has filed the Registration Statement with the SEC, which includes a preliminary prospectus and preliminary proxy statement. NAAC will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that NAAC will send to its shareholders in connection with the proposed business combination. Investors and security holders of NAAC are advised to read, when available, the proxy statement/prospectus in connection with NAAC's solicitation of proxies for its special meeting of shareholders to be held to approve the proposed business combination (and related matters) because the proxy statement/prospectus will contain important information about the proposed business combination and the parties to the proposed business combination. The definitive proxy statement/final prospectus will be mailed to shareholders of NAAC as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC's website http://www.sec.gov or by directing a request to North Atlantic Acquisition Corporation, c/o McDermott Will & Emery LLP, One Vanderbilt Avenue, New York, New York 10017.

Participants in the Solicitation

NAAC, TeleSign and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NAAC's shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of NAAC's directors and officers in NAAC's filings with the SEC including the Registration Statement that has been filed with the SEC by Holdco, once finalized, which includes the proxy statement of NAAC for the proposed business combination, and such information and names of TeleSign's directors and executive officers will also be in the Registration Statement, which includes the proxy statement of NAAC for the proposed business combination.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of NAAC, the combined company or TeleSign, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

North Atlantic Acquisition Corp. Media Contact

John West

jwest@belvederepr.com

Llew Angus

langus@belvederepr.com

TeleSign Contacts

Media Contact:

Lerin O’Neill

loneill@TeleSign.com

Investor Relations Contact:

Mark Roberts

mark@blueshirt.com